Geospatial Corporation - 10-K

Exhibit 10.38

WARRANT EXERCISE AND NOTE REPAYMENT AGREEMENT

THIS WARRANT EXERCISE AND NOTE REPAYMENT AGREEMENT (The “Agreement”) is dated as of November 7, 2016, by and between Geospatial Corporation, a Nevada corporation (the “Company”), and David M. Truitt, an individual resident of Virginia (“Purchaser”).

RECITALS:

WHEREAS, the Company issued and sold to Purchaser a Secured Promissory Note dated April 2, 2015 in the principal amount of $1,000,000, which was amended pursuant to Agreements and Amendments dated as of January 27, 2016 and August 12, 2016 (as so amended, the “First Note”); and

WHEREAS, the Company issued and sold to Purchaser its Secured Promissory Note dated January 27, 2016 in the principal amount of $250,000.00, which was amended pursuant to an Agreement and Amendment dated as of August 12, 2016 (as so amended, the “Second Note”); and

WHEREAS, the Company issued a Common Stock Purchase Warrant dated April 2, 2015 to the Purchaser (the “April 2015 Warrant”), pursuant to which the Purchaser may purchase an aggregate of 2,000,000 shares of the Company’s common stock (“Common Stock”) at an adjusted price of $0.01 per share; and

WHEREAS, the Company issued a Common Stock Purchase Warrant dated January 26, 2016 to the Purchaser (the “January 2016 Warrant”), pursuant to which the Purchaser may purchase an aggregate of 25,000,000 shares of Common Stock at an adjusted price of $0.01 per share; and

NOW, THEREFORE, in consideration of the foregoing recitals and the respective representations and warranties, covenants and agreements contained herein, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.             Exercise of April 2015 Warrant. The Purchaser agrees to exercise the April 2015 Warrant, and to deliver to the Company immediately available funds of $20,000.00. The Company agrees to deliver to the Purchaser a stock certificate for 2,000,000 shares of Common Stock.

2.             Exercise of January 2016 Warrant. The Purchaser agrees to exercise the January 2016 Warrant, and to deliver to the Company immediately available funds of $250,000.00. The Company agrees to deliver to the Purchaser a stock certificate for 25,000,000 shares of Common Stock.

3.             Repayment of First Note. The Company agrees to remit $200,000.00 of the proceeds of the exercise of the January 2016 Warrant to the Purchaser to reduce the principal balance of the First Note immediately upon receipt.

4.            Representations and Warranties of the Company. The Company represents to Purchaser, as of the date hereof, as follows:

(a)       Organization and Standing. The Company is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of organization, with all requisite corporate power and authority to own and operate its properties and assets and to execute and deliver this Agreement and the Warrants.

(b)       Authorization; Binding Obligation. All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder and thereunder has been taken. This Agreement constitutes valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (ii) general principles of equity that restrict the availability of equitable remedies.

5.            Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company, as of the date hereof, as follows:

(a)       Requisite Power and Authority. All action on the part of Purchaser necessary for the authorization of this Agreement and the performance of all obligations of Purchaser hereunder has been taken. This Agreement constitutes the valid and binding obligation of Purchaser enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (ii) general principles of equity that restrict the availability of equitable remedies.

(b)       Investment Representations. Purchaser understands that the shares of Common Stock issuable upon exercises of the April 2015 Warrant and the January 2016 Warrant (the “Warrant Shares”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Purchaser also understands that the shares of Warrant Shares are being issued pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser’s representations contained in this Agreement.

(c)       Experience. Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of his acquisition of the Warrant Shares and of protecting Purchaser’s interests in connection therewith.

(d)       Investment. Purchaser is acquiring the Warrant Shares for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof, and Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

(e)       Information. Purchaser has been furnished with all information which he deems necessary to evaluate the merits and risks of acquiring the Warrant Shares and has had the opportunity to ask questions concerning the Warrant Shares and the Company and all questions posed have been answered to his satisfaction. Purchaser has been given the opportunity to obtain any additional information he deems necessary to verify the accuracy of any information obtained concerning the Warrant Shares and the Company.

(f)       Accredited Investor. Purchaser is an “accredited investor” within the meaning of Rule 501 promulgated under the Securities Act.

6.            Miscellaneous.

(a)       Governing Law; Arbitration. This Agreement shall be governed, construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to principles of conflicts of law and choice of law that would cause the laws of any other jurisdiction to apply. Any dispute or claim arising to or in any way related to this Agreement or the Notes or the rights and obligations of each of the parties hereto shall be settled by binding arbitration in Pittsburgh, Pennsylvania. All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association (“AAA”). AAA shall designate an arbitrator from an approved list of arbitrators following both parties’ review and deletion of those arbitrators on the approved list having a conflict of interest with either party. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

(b)       Indemnification. In consideration of Purchaser’s execution and delivery of this Agreement and acquisition the Warrant Shares hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless Purchaser from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether Purchaser is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by Purchaser as a result of, or arising out of, or relating to (a) any material misrepresentation by Company or any material breach of any covenant, agreement, obligation, representation or warranty by the Company contained in this Agreement, or (b) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

(c)       Successors and Assigns. This Agreement may not be assigned, conveyed or transferred by either party without the prior written consent of the other party. Subject to the foregoing, the rights and obligations of the Company and Purchaser under this Agreement shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees. The terms and provisions of this Agreement are for the sole benefit of the parties hereto and thereto and their respective permitted successors and assigns, and are not intended to confer any third-party benefit on any other person.

(d)       Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(e)       Amendment or Waiver. This Agreement may be amended, and any term or provision of this Agreement, the Notes and the Warrants may be waived, (either generally or in a particular instance, and either retroactively or prospectively) upon the written consent of the Company and Purchaser.

(f)       Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, including, with respect to Purchaser, upon delivery by electronic mail to Purchaser’s e-mail address; (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) the next business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and to Purchaser at the address or facsimile number set forth on such party’s signature page hereof or at such other address as the Company or Purchaser may designate by 10 days’ advance written notice to the other parties hereto.

(g)       Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the Warrant Shares.

(h)       Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

(i)        Counterparts. This Agreement may be executed in any number of counterparts (and by facsimile or .PDF), each of which shall be an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF the parties hereto have executed this Warrant Exercise and Note Repayment Agreement and Amendment as of the date set forth in the first paragraph hereof.

COMPANY:

GEOSPATIAL CORPORATION

By:	/s/ Mark Smith
Mark Smith
Chief Executive Officer

Address:

229 Howes Run Road
Sarver, PA 16055

PURCHASER:

/s/ David M. Truitt
David M. Truitt

Address:

Discover Technologies, LLC 13241 Woodland Park Road Suite 610 Herndon, VA 20171 United States

EXHIBIT A

APRIL 2015 NOTICE OF EXERCISE

To:	GEOSPATIAL CORPORATION

(1)            The undersigned hereby elects to exercise the attached Warrant (i) for and to purchase thereunder, 2,000,000 shares of Common Stock, and herewith makes payment therefor of $20,000.00 or (ii) for and to receive thereunder _______________ shares of Common Stock pursuant to Section 2(f) of the Warrant where A= _______________, B= ______________ and X= ______________________..

(2)            Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)            Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

Dated:
(Name)

(Signature)

(Address)

Dated:

(Signature)

EXHIBIT B

JANUARY 2016 NOTICE OF EXERCISE

To:	GEOSPATIAL CORPORATION

(1)            The undersigned hereby elects to exercise the attached Warrant (i) for and to purchase thereunder, 25,000,000 shares of Common Stock, and herewith makes payment therefor of $250,000.00.

(2)            Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)            Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

Dated:
(Name)

(Signature)

(Address)

Dated:

(Signature)